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                        Biopulse International, Inc.
                           2000 Stock Option Plan

     There is hereby established a 2000 Stock Option Plan (the "Plan"). The Plan provides for the grant to directors, officers, and employees of Biopulse International, Inc. (the "Company") or its subsidiaries and consultants and others who perform services for the Company or its subsidiaries of options ("Options") to purchase shares of common stock of the Company ("Common Stock").

     1. Purpose. The purpose of the Plan is to provide additional incentive to the officers and directors who render services to the Company, who are responsible for the management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs. It is intended that Options granted under the Plan strengthen the desire of such persons to join and remain in the employ (or as directors) of the Company and stimulate their efforts on behalf of the Company.

     2. The Stock. The aggregate number of shares of Common Stock which may be subject to Options shall not exceed 4,000,000. Such shares may be either authorized and unissued shares, or treasury shares. If any Option granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the corresponding number of unpurchased shares shall again be available for the purposes of the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to options, but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Options that may be granted to any person participating in the Plan.

     3.   Administration of the Plan.

     (a) The Plan shall be administered by a committee or committees (the "Committee") which shall be appointed by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the individuals to receive Options, the times when they shall receive them and the number of shares of Common Stock to be subject to each Option, and other terms relating to the grant of Options.

     (b) Subject to the express provisions of the Plan, the Committee shall have authority to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical) and, as specified in this Plan, the fair market value of the Common Stock, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determinations of the Committee on the matters referred to in this Section 3 shall be conclusive.


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     (c)  The Committee may, in its sole discretion, and subject to such terms and conditions as it may adopt, accelerate the date or dates on which some or all outstanding Options may be exercised.

     (d) The Committee may require that any Option Shares issued be legended as necessary to comply with applicable federal and state securities laws.

4. Types of Options. Options granted under the Plan shall be in the form of (i) incentive stock options ("ISOs"), as defined in Section 422 of the Code, or (ii) non-statutory options which do not qualify under such Section ("NSOs"), or both, in the discretion of the Committee. The status of each Option shall be identified in the option agreement.

5.   Eligibility.

     (a) ISOs may be granted to such officers and directors who are employees of the Company as the Committee shall select from time to time.

     (b) NSOs may be granted to such officers and directors of the Company as the Committee shall select from time to time.


6.   Option Price.

     (a) The price or prices per share of Common Stock to be sold pursuant to an Option (the "Exercise Price") shall be such as shall be fixed by the Committee but shall in any case not be less than:

          (i) the fair market value per share for such Common Stock on the date of grant in the case of ISOs other than to a 10% Shareholder,

          (ii) 110% of the fair market value per share for such Common Stock on the date of grant in the case of ISOs to a 10% Shareholder, and

         (iii) the fair market value per share for such Common Stock on the date of grant in the case of NSOs.

     (b)  A "10% Shareholder" means an individual who within the meaning of
Section 422(b)(6) of the Code owns stock possessing more than 10 percent of the total combined voting power to all classes of stock of the Company or of its parent or any subsidiary corporation.



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7.   Period of Option Vesting.

     (a) The Committee shall determine for each Option the period during which such Option shall be exercisable in whole or in part, provided, however, that an ISO shall not be exercisable after the expiration of ten years from the date of grant of such ISO and provided further that an ISO granted to a 10% Shareholder shall not be exercisable after the expiration of five years from the date of grant of such ISO.

     (b) Special Rule for ISOs. The aggregate fair market value (determined at the time the ISO is granted and ISOs will be taken into account in the order in which they were granted) of the stock with respect to which ISOs are exercisable for the first time by an Optionee (as defined below) during any calendar year (under all such plans of the Company, its parent or subsidiaries) shall not exceed $100,000, and any excess shall be considered an NSO.

8.   Effect of Termination of Employment.

     (a) The Committee shall determine for each Option the extent, if any, to which such Option shall be exercisable in the event of the termination of the person to whom such Option was granted ("Optionee") from employment with or rendering of other services to the Company.

     (b) However, any such Option which is an ISO shall in all events lapse unless exercised by the Optionee:

          (i) prior to the 89th day after the date on which employment terminated, if termination was other than by reason of death; and

          (ii) within the twelve-month period next succeeding the death of the Optionee, if termination is by reason of death.

     (c) The Committee shall have the right, at any time, and from time to time, with the consent of the Optionee, to modify the lapse date of an Option and to convert an ISO into an NSO to the extent that such modification in lapse date increases the life of the ISO beyond the dates set forth above or beyond dates otherwise permissible for an ISO.

9. Payment for Shares of Common Stock. Upon exercise of an Option, the Optionee shall make full payment of the Option Price in cash, or, with the consent of the Committee and to the extent permitted by it:

          (a) with Common Stock of the Company valued at fair market value on date of exercise, but only if held by the Optionee for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Companys earnings;

          (b) with a full recourse interest bearing promissory note of the Optionee, secured by a pledge of the shares of Common Stock received upon exercise of such Option, and having such other terms and conditions as determined by the Committee;


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          (c)  by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price; or

          (d)  any combination of any of the foregoing.

10. Option Exercises. Options shall be exercised by submitting to the Company a signed copy of notice of exercise in a form to be supplied by the Company. The exercise of an Option shall be effective on the date on which the Company receives such notice at its principal corporate offices. The Company may cancel such exercise in the event that payment is not effected in full, subject to the other terms of this Plan.

11. Limited Transferability of Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or laws of descent and distribution, except that, upon approval by the Committee, the Optionee may transfer an Option that is not intended to constitute an ISO (a) pursuant to a qualified domestic relations order as defined for purposes of the Employee Retirement Income Security Act of 1974, as amended, or (b) by gift: to a member of the Family (as defined below) of the Optionee, to or for the benefit of one or more organizations qualifying under Code Sec. 501(c)(3) and 170(c)(2) (a "Charitable Organization") or to a trust for the exclusive benefit of the Optionee, one or more members of the Optionees Family, one or more Charitable
Organizations, or any combination of the foregoing, provided that any such transferee shall enter into a written agreement to be bound by the terms of this Plan and the option agreement. For this purpose, Family shall mean the ancestors, spouse, siblings, spouses of siblings, lineal descendants and spouses of lineal descendants of the Optionee. During the lifetime of an Optionee to whom an ISO is granted, only such Optionee (or, in the event of legal incapacity or incompetence, the Optionee's guardian or legal representative) may exercise the ISO.

12.       Other Plan Terms.

          (a) The Committee may grant more than one Option to an individual, and, subject to the requirements of Section 422 of the Code with respect to ISOs, such Option may be in addition to, in tandem with, or in substitution for, Options previously granted under the Plan or of another corporation and assumed by the Company.

          (b) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or otherwise to be conditioned upon the granting to the employee of a new Option for the same or a different number of shares of Common Stock as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.



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          (c)  Options under the Plan may be granted at any time after the Plan has been approved by the shareholders of the Company. However, no Option shall be granted under the Plan after December 31, 2009

          (d) In the event of a reorganization, recapitalization, liquidation, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, lease or other transfer by the Company of all or substantially all of its property, or any change in the corporate structure or shares of common stock of the Company, pursuant to any of which events the then outstanding shares of the common stock are split up or combined or changed into, become exchangeable at the holders election for, or entitle the holder thereof to other shares of common stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares of Common Stock available under the Plan and any outstanding Option (including substitution of shares of common stock of another corporation) and the price of any Option and the fair market value determined under this Plan in such manner as it shall deem equitable in its sole discretion.

          (e) An Optionee or a legal representative thereof shall have none of the rights of a stockholder with respect to shares of Common Stock subject to Options until such shares shall be issued or transferred upon exercise of the Option.

          (f) The Company shall effect the grant of Options under the Plan, in accordance with determinations made by the Committee, by execution of instruments in writing in a form approved by the Committee. Each Option shall contain such terms and conditions (which need not be the same for all Options, whether granted at the time or at different times) as the Committee shall deem to be appropriate and not inconsistent with the provisions of the Plan, and such terms and conditions shall be agreed to in writing by the Optionee.

13.       Certain Definitions.

          (a) Fair Market Value. As used in the Plan, the term fair market value shall mean as of any date:

               (i) if the Common Stock is not traded on any over-the-counter market or on a national securities exchange, the value determined by the Committee using the best available facts and circumstances;

               (ii) if the Common Stock is traded in the over-the-counter market, based on most recent closing prices for the Common Stock on the date the calculation thereof shall be made; or


         (iii) if the Common Stock is listed on a national securities exchange, based on the most recent closing prices for the Common Stock of the Company on such exchange.



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          (b)  Subsidiary and Parent.  The terms "subsidiary" and "parent" as used in the Plan shall have the respective meanings set forth in Sections 424(f) and (e) of the Code.

14. Not an Employment Contract. Nothing in the Plan or in any Option or stock option agreement shall confer on any Optionee any right to continue in the service of the Company or any parent or subsidiary of the Company or interfere with the right of the Company to terminate such Optionee's employment or other services at any time.

15.       Withholding Taxes.

          (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may, in its sole discretion from time to time, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

          (b) In the case of shares of Common Stock that an Optionee receives pursuant to his exercise of an Option which is an ISO, if such Optionee disposes of such shares of Common Stock within two years from the date of the granting of the ISO or within one year after the transfer of such shares of Common Stock to him, the Company shall have the right to withhold from any salary, wages, or other compensation for services payable by the Company to such Optionee, amounts sufficient to satisfy any withholding tax obligation attributable to such disposition.

          (c) In the case of a disposition described in paragraph (b), the Optionee shall give written notice to the Company of such disposition within 30 days following the disposition, which notice shall include such information as the Company may reasonably request to effectuate the provisions hereof.

16. Agreements and Representations of Optionees. As a condition to the exercise of an Option, unless counsel to the Company opines that it is not necessary under the Securities Act of 1933, as amended (the "Securities Act"), and the pertinent rules thereunder, as the same are then in effect, the Optionee shall represent in writing that the shares of Common Stock being purchased are being purchased only for investment and without any present intent at the time of the acquisition of such shares of Common Stock to sell or otherwise dispose of the same.

17. Amendment and Discontinuance of the Plan. The Board may at any time alter, suspend or terminate the Plan, but no change shall be made which will have a materially adverse effect upon any Option previously granted, unless the consent of the Optionee is obtained; provided, however, that the Board may not without further approval of the shareholders, (i) increase the maximum number of shares of Common Stock for which Options may be granted under the Plan or which may be purchased by an individual Optionee,
(ii) decrease the minimum option price provided in the Plan, or (iii) change the class of persons eligible to receive Options.


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18.       Other Conditions.

          (a) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option granted under the Plan is or may in the circumstances be unlawful under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, and the Company shall not be required to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Options under the Plan, and the right to exercise any such Option may be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful.

          (b) At the time of any grant or exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relative to the regulation of securities, condition the grant and/or exercise of such Option upon the Optionee making certain representations to the Company and the satisfaction of the Company with the correctness of such representations.

19. Approval; Effective Date; Governing Law. This Plan shall become effective upon its adoption by the Board of Directors subject to its approval by the stockholders of the Company at an annual meeting or any special meeting of the stockholders of the Company within 12 months of approval by the Board. This Plan shall be interpreted in accordance with the internal laws of the State of Utah.



Approved by the Board of Directors:


/s/ Stephen Fey                         Date: October 5, 2000
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Approved by the Shareholders:



                                         Date:
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